Pericom Semiconductor:
Enabling Serial Connectivity

(Nasdaq: PSEM)

Fiscal 1Q09 Earnings

Safe Harbor

This presentation will include remarks about future expectations, plans and prospects for Pericom which constitute forward-looking statements for purposes of the safe-harbor provisions under applicable federal securities laws. Such forward-looking statements include the statements in the slide entitled ”Q2 FY09 Business Outlook”, which sets forth expected revenues, gross margin and other financial results for the fiscal second quarter

Actual results may differ materially from our forward-looking statements, as a result of various important risks and uncertainties, including unexpected softness in demand for our products, price erosion for certain of our products, customer decisions to reduce inventory and other risks and uncertainties which are detailed and may be reviewed in the Company’s filings with the SEC.

All forward-looking statements included in this presentation are made as of the date of this presentation, and Pericom expressly disclaims any obligation to update the information provided in this presentation, except as required by law.

We encourage you to review our most recent annual report on Form 10-K and our most recent quarterly report on Form 10-Q filed with the SEC and, in particular the risk factor sections of those filings.

Recent Earnings Overview

Quarterly:

Quarterly revenue of $43.9 M

Up 1.2% Q-to-Q and up 14.1 % vs. Q1 FY08

End market shipments as % of revenues

Computer at 44%, communication at 34%, consumer at 17%,
other 5%

Geographic distribution as % of revenues

US at 6%, Asia at 91%, Europe at 3%

Channel sales as % of revenues

Domestic distribution at 3%, foreign distribution at 49%,
contract manufacturers at 30%, OEMs at 18%

Recent Earnings Overview

Quarterly:

Gross margin of 36.4%

Q1 gross margin up 40 bps sequentially, and flat vs. Q1
FY08

Operating expense of $11.1 M vs. $10.6 M last Q

Included stock base compensation expenses of $0.8M

Operating income of $4.9 M vs. $5.0 M last Q

Operating margin of 11.1%

Net income of $3.9 M vs. $4.6 M last Q

Net profit margin of 8.9%

GAAP EPS of 15 cents vs. 17 cents last Q

Tax Rate of 35%

Strong Balance Sheet

Cash & Investments                                                                  $121M

Working Capital                                                                               $124M

Total Assets                                                                                               $232M

Total Liabilities                                                                                          $26M

Shareholders’ Equity                                                             $207M

Book Value/Share                                                                             $8.05

Cash & Investments/Share                                           $4.71

Sept. 2008

Q1 FY09 vs. Q1 FY08

1%

$3.93M

$3.88M

Net income

19%

$4.86M

$4.08M

Operating Income

12%

$11.12M

$9.92M

Expenses

14%

$15.98M

$14.00M

Gross Profit

14%

$43.90M

$38.47M

Revenue

% Change

Q1 FY09

Q1 FY08

Product Mix and Key Customers

Product mix as % of revenues

IC at 58%

Included analog switch at 21%, digital switch at 11%,
silicon clocks at 8%, connect at 13%, interface at 5%

FCP at 42%

Top five end customers: Dell, Cisco, Acer, HPQ, Garmin

Accounted  for 29% of total revenue

One customer accounted for 10% of total revenue

New Products

Signal Conditioning:

Six switch products to address need for seamless switching
of multiple display or display port options

Targets volume Notebook, Desktop PCs

Timing:

A family of  'industry first' PCIe Gen2 very low jitter clock oscillator/buffers

Targets Server, SetTop, Wireless, and Networking platforms

Connectivity:

An ‘industry first’ PCIe packet switch

Targets volume Computing, Consumer and Networking
platforms

Growth via Enabling Serial Connectivity

Migration of system connectivity from PARALLEL interface to
high-speed SERIAL interface

Billion dollar market opportunity  with broad applications in
Computer, Communication and Consumer segments

Pericom is reaping the benefits  of being an early enabler of serial connectivity with key IPs and broad solutions

Shipment into  Ethernet, PCIe Gen I, Gen II, HDMI and USB
applications now

Production ramp with  DisplayPort, eSATA solutions in 1H
FY2009

Legacy Parallel, Single-Ended Interface:

(ISA, PCI, PCI-X, RS 232, ATA, SCSI…)

Serial Differential Interface:

(1Gb / 10Gb Ethernet, USB, PCI Express,
HDMI, DisplayPort, Fiber Channel, SAS,
SATA…)

Q2 FY09 Business Outlook

Revenue in the range of $36.0 M to $40.0 M

Gross margin in the 35.0% to 36.0% range

Operating expenses in the range of $10.6 M to $11.0 M

Include stock-based compensation expenses of
approximately $0.9 M

Other income of approximately $1.0 M

Tax rate of approximately 34.0%

Pericom Semiconductor:
Enabling Serial Connectivity

(Nasdaq: PSEM)

Fiscal 1Q09 Earnings

Q & A